Exhibit 13(a)(2)

CERTIFICATION

I, Andrew Owen, certify that:

1. I have reviewed this report on Form N-CSR of Allspring Master Trust on behalf of the following series: Allspring C&B Large Cap Value Portfolio, Allspring Core Bond Portfolio, Allspring Disciplined International Developed Markets Portfolio, Allspring Diversified Large Cap Growth Portfolio, Allspring Disciplined Large Cap Portfolio, Allspring Emerging Growth Portfolio, Allspring Large Company Value Portfolio, Allspring Managed Fixed Income Portfolio, Allspring Real Return Portfolio, Allspring Small Company Growth Portfolio, and Allspring Small Company Value Portfolio;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

a)

designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

d)

disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the most recent fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: July 27, 2023

/s/ Andrew Owen
Andrew Owen
President
Allspring Master Trust

CERTIFICATION

I, Jeremy DePalma, certify that:

1. I have reviewed this report on Form N-CSR of Allspring Master Trust on behalf of the following series: Allspring C&B Large Cap Value Portfolio, Allspring Core Bond Portfolio, Allspring Disciplined International Developed Markets Portfolio, Allspring Diversified Large Cap Growth Portfolio, Allspring Disciplined Large Cap Portfolio, Allspring Emerging Growth Portfolio, Allspring Large Company Value Portfolio, Allspring Managed Fixed Income Portfolio, Allspring Real Return Portfolio, Allspring Small Company Growth Portfolio, and Allspring Small Company Value Portfolio;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

a)

designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

d)

disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the most recent fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: July 27, 2023

/s/ Jeremy DePalma
Jeremy DePalma
Treasurer
Allspring Master Trust